Other current liabilities	12 Months Ended
Dec. 31, 2022
Miscellaneous current liabilities [abstract]
Other current liabilities	Other current liabilities

Amounts in thousands USD	As of December 31, 2022	As of December 31, 2021
Salaries and wages	$13,274	$6,306
Advance invoiced customers	1,694	5,447
Royalties	2,321	1,233
Other current liabilities	8,411	6,663
Total	$25,700	$19,649

Advance invoiced customers represent a contract liability. Beginning January 1, 2022, the Company had a liability balance of $5,447 thousand for advance invoiced customers. During fiscal year 2022, the Company recognized $5,342 thousand of the advances from invoiced customers as revenue. Beginning January 1, 2021, the Company had a liability balance of $7,367 thousand for advance invoiced customers. During fiscal year 2021, the Company recognized $7,092 thousand of the advances from customers as revenue.